AZZ Inc. Second Quarter Fiscal Year 2020 Earnings Presentation December 5, 2019

Q2 FY2020 EARNINGS PRESENTATION Safe Harbor Statement Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward- looking statements by terminology such as, “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand and response to products and services offered by AZZ, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the metal coatings markets; prices and raw material cost, including zinc and natural gas which are used in the hot dip galvanizing process; changes in the political stability and economic conditions of the various markets that AZZ serves, foreign and domestic, customer requested delays of shipments, acquisition opportunities, currency exchange rates, adequacy of financing, and availability of experienced management and employees to implement AZZ’s growth strategies. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 28, 2019 and other filings with the SEC, available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. 2

Q2 FY2020 EARNINGS PRESENTATION 2nd Quarter Segment Revenue and Market Drivers Total 2Q FY2020 Revenue: $236.2 million Metal Coatings Energy Segment Segment $124.8 $111.3 +7.4% vs. prior year +4.5% vs. prior year Market Drivers • Strong solar and petrochemical market activity • Strong Energy segment backlog totaling >$300 million • Improved customer service paying off • Shipped more China HV Bus • Growing contribution from Surface Technologies • Improved operational execution and customer service • Maintaining price/value realization • Lapped large Chinese order in same quarter PY 3

AZZ
Q2 FY2020 EARNINGS PRESENTATION

# 2nd Quarter Segment Results – Metal Coatings

In millions $

## Key Statistics

| | |
|---|---|
| FY2019 Revenue | $116.3 |
| Organic | $1.2 |
| Acquisitions | $7.3 |
| FY2020 Revenue | $124.8 |

### Revenue
+7.4%


$116.3
$124.8
FY2019
FY2020

### Operating Income
+29.9%


$22.1
$28.7
FY2019
FY2020

### Operating Margin
+400 bps


19%
23%
FY2019
FY2020

## Segment Summary:

- Record quarterly revenue driven by improved demand within solar and petrochemical markets.
- Traction within our new business units – Surface Technologies and Galvabar
- Lower zinc costs in galvanizing offsetting higher wage expense
- Improved labor productivity and operational efficiency driven by digital galvanizing system (DGS)
- Operating Margins of 23%, compared to 19% for the same quarter last year
- EBITDA of $36.0 million versus $31.3 million in same quarter last year

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AZZ
Q2 FY2020 EARNINGS PRESENTATION

# 2nd Quarter Segment Results – Energy

In millions $

## Key Statistics

| | |
|---|---|
| FY19 Revenue | $106.5 |
| FY19 Book to Ship | 1.14 to 1 |
| FY20 Revenue | $111.3 |
| FY20 Book to Ship | 1.01 to 1 |

### Revenue

+4.5%


$106.5
$111.3
FY2019
FY2020

### Operating Income

-0.8%


$4.3
$4.2
FY2019
FY2020

### Operating Margin

-20 bps


4.0%
3.8%
FY2019
FY2020

## Segment Summary:

- Normal, weak domestic refinery turnaround business in 2Q FY2020 due to seasonality of the market
- Encouraged by strong demand for back half of FY2020, and we expect a robust fall turnaround season
- Recognizing revenue and shipping Chinese orders; backlog down to prior year due to large China order in FY2019
- Domestic nuclear market remains stable at a low level
- Operating Margin of 3.8% in Q2 FY2020, versus 4.0% same quarter last year
- EBITDA $8.1M flat compared to FY19

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Q2 FY2020 EARNINGS PRESENTATION YTD FY 2020 Financial Guidance and Key Assumptions Key Assumptions: In millions , except for EPS Prior Current Metal Coatings:  Stronger revenue due to price realization Revenue $950-1,030 $1,020-$1,060 and contribution from Surface Technologies  Higher income from lower zinc costs  Operational Excellence initiatives Earnings Per Share $2.25-$2.75 $2.60-$2.90 Energy  Revenue increases resulting from China high voltage bus projects  Robust fall refinery turnaround activity  Growth from Welding Solutions international business units  Improvement in Electrical Platform operational execution and Chinese order volume 6

Q2 FY2020 EARNINGS PRESENTATION 2nd Quarter Summary - Consolidated In $millions, except per share amounts Revenue Net Income Diluted EPS +6% +38.4% +37.2% $236.2 $222.8 $0.59 $0.43 $15.6 $11.2 FY2019 FY2020 FY2019 FY2020 2019 2020 • Organic growth • Lower zinc costs • Improved margins • Contribution from acquisitions • Improved operational efficiencies • Strong cash generation • Price realization • China Tariff and FX impacts • Emphasis on expense control 7

Q2 FY2020 EARNINGS PRESENTATION Q2 FY2020 Consolidated Results In millions, except for EPS and percentages Q2 FY 20 Q2 FY 19 % Change Revenue $236.2 $222.8 6.0% Gross Profit $52.7 $46.9 12.3% Gross Margin 22.3% 21.1% Operating Profit $22.2 $17.1 29.8% Operating Margin 9.4% 7.7% EBITDA $33.8 $30.6 10.5% Net Income (loss) $15.6 $11.2 38.4% Diluted EPS $0.59 $0.43 37.2% Diluted Shares Outstanding 26.272 26.091 0.7% 8

Q2 FY2020 EARNINGS PRESENTATION YTD FY 2020 Consolidated Results In millions, except for EPS and percentages YTD FY 20 YTD FY 19 % Change Revenue $525.3 $485.0 8.3% Gross Profit $118.8 $105.6 12.5% Gross Margin 22.6% 21.8% Operating Profit $53.2 $40.8 30.3% Operating Margin 10.1% 8.4% EBITDA $76.7 $67.7 13.3% Net Income (loss) $36.8 $27.0 36.6% Diluted EPS $1.40 $1.03 35.9% Diluted Shares Outstanding 26.233 26.062 0.7% 9

Q2 FY2020 EARNINGS PRESENTATION YTD FY 2020 Cash Flow Highlights In millions, except for percentages YTD FY 20 YTD FY 19 Cash flows provided by operating activities $38.2 $16.7 Less: Capital Expenditures $(16.5) ($7.2) Free Cash Flow $21.7 $9.5 Net Income $36.8 $27.0 Free Cash Flow/Net Income 59.0% 35.2% Acquisition of Subsidiaries, net of cash acquired $39.9 $8.0 Dividends $8.9 $8.8 Share Repurchases $0.0 $0.0 10

Q2 FY2020 EARNINGS PRESENTATION Capital Allocation Focused on Growth In millions • New business and product lines FY 2020 YTD Capital Deployment Capital • Systems and technology Expenditures $39.9 • Strategic fit Growth • Accretive within the first year Acquisitions • North American market focus Share • No share repurchases to date $16.5 Repurchases $8.9 Dividends • YTD payout ratio 25.2% Shareholder Shareholder Return Capital Expenditures Acquisitions Share Repurchases Dividends 11

Q2 FY2020 EARNINGS PRESENTATION YTD FY 2020 Risks • Risks identified for the year still exist, and China trade tensions did have some impact during the second quarter: • Metal Coatings – improved pricing and operational initiatives are unable to offset any unplanned increase in costs • AZZ’s ongoing recruiting and retention efforts do not provide enough skilled and semi-skilled craft to satisfy demand • High voltage bus shipments to China are impacted by trade dispute AZZ believes it has taken steps to effectively mitigate the risks within our control 12

Q2 FY2020 EARNINGS PRESENTATION Strategic Direction • Continue to grow Metal Coatings organically and with a robust acquisition program, while targeting 21-23% Operating Margins • Focus on operating excellence and providing outstanding customer service • Assumes continued inorganic growth in Surface Technologies • Energy will focus on operational excellence and profitable growth in its core businesses while divesting, exiting the non-core • Specialty welding will grow through international expansion, offering the best customized welding technology, and reducing dependence on the nuclear market space • Electrical businesses will focus on improving profitability and focus more on domestic market growth 13

Q&A

Reg G Tables

Q2 FY2020 EARNINGS PRESENTATION Non-GAAP Disclosure of EBITDA • In addition to reporting financial results in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"), AZZ has provided EBITDA, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with a greater transparency comparison of operating results across a broad spectrum of companies, which provides a more complete understanding of AZZ’s financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as EBITDA, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. 16

Q2 FY2020 EARNINGS PRESENTATION Non-GAAP Disclosure of Consolidated EBITDA In millions Consolidated Consolidated Consolidated Consolidated YTD FY 20 YTD FY 19 Q2 FY 20 Q2 FY 20 GAAP Net Income $36.8 $27.0 $15.6 $11.2 Adjustments to reconcile GAAP to non-GAAP Financial Measures Interest Expense $7.1 $7.8 $3.5 $4.0 Income Tax Expense $8.1 $7.2 $2.4 $2.7 Depreciation and Amortization $24.7 $25.7 $12.3 $12.7 Expense Total GAAP adjustments $39.9 $40.7 $18.2 $19.4 Non-GAAP EBITDA $76.7 $67.7 $33.8 $30.6 17

Q2 FY2020 EARNINGS PRESENTATION Non-GAAP Disclosure of Metal Coatings and Energy EBITDA In millions Metal Coating Metal Coating Energy Energy Q2 FY 20 Q2 FY 19 Q2 FY 20 Q2 FY 19 GAAP Operating Income $28.7 $22.1 $4.2 $4.3 Adjustments to reconcile GAAP to non-GAAP Financial Measures Other Income / Expense $0.1 $1.9 $(0.8) $(1.1) Interest Expense $0.0 $0.0 $0.0 $0.0 Depreciation and Amortization $7.2 $7.3 $4.7 $4.9 Expense Total GAAP adjustments $7.3 $9.2 $3.9 $3.8 Non-GAAP EBITDA $36.0 $31.3 $8.1 $8.1 18